SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2001

QUALCOMM INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528 (Commission File No.)	95-3685934 (IRS Employer Identification No.)

5775 MOREHOUSE DRIVE
SAN DIEGO, CALIFORNIA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-1121

Item 7. Financial Statements and Exhibits
Item 7.(b)(1) Unaudited Pro Forma Condensed Consolidated Financial Information of QUALCOMM Incorporated
Unaudited Pro Forma Condensed Consolidated Balance Sheet
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Signature
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2

This Form 8-K/A is amending the Form 8-K originally filed by QUALCOMM on November 28, 2001. For the purpose of this Form 8-K/A, NewCo is referred to as “Vesper Holding,” and the combined consolidated wholly-owned subsidiaries of NewCo, the Vesper Companies, are together referred to as “Vesper Holding Companies.”

Item 7. Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

(1)	Combined consolidated financial information of Vesper Holding Companies dated as of December 31, 2000 and 1999 and as of September 30, 2001 (unaudited).

(2)	Consolidated financial information of VeloCom Inc. dated as of December 31, 2000 and 1999 and as of September 30, 2001 (unaudited).

         (b)  Pro forma financial information.

(1)	Unaudited pro forma condensed consolidated financial information of QUALCOMM Incorporated.

The following unaudited pro forma condensed consolidated financial information is being filed herewith:

Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2001

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2001

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

         (c)  Exhibits.

*2.1	Restructuring Agreement, dated as of November 9, 2001, by and among the Company, Vesper Sao Paulo S.A., Vesper S.A., Vesper Holding Sao Paulo S.A., Vesper Holding S.A., VeloCom Cayman Brasil Holdings, QUALCOMM do Brasil Ltda., Bell Canada International (Brazil Telecom I) Limited, Bell Canada International (Megatel) Limited, VeloCom Inc., Nortel Networks Limited, Lucent Technologies Inc., Telefonaktiebolaget LM Ericsson (Publ.), Harris Corporation, VeloCom do Brasil Ltda., Vesper Sao Paulo Cayman and Vesper Holding, Ltd.

*2.2	The Subscription and Shareholders Agreement, dated as of November 9, 2001, by and among the Company, VeloCom Inc., Bell Canada International (Brazil Telecom I) Limited, Bell Canada International (Megatel) Limited, Bell Canada International (Espelho Sul) Limited, Nortel Networks Limited, Lucent Technologies Inc., Telefonaktiebolaget LM Ericsson (Publ.), Harris Corporation, and Vesper Holding, Ltd.

23.1	Consent of Arthur Andersen LLP.

23.2	Consent of Arthur Andersen LLP.

99.1	Combined consolidated financial information of Vesper Holding Companies dated as of December 31, 2000 and 1999 and as of September 30, 2001 (unaudited).

99.2	Consolidated financial information of VeloCom Inc. dated as of December 31, 2000 and 1999 and as of September 30, 2001 (unaudited).

*	Previously filed on November 28, 2001 as an exhibit to the Form 8-K.

Item 7.(b)(1) Unaudited Pro Forma Condensed Consolidated Financial Information of QUALCOMM Incorporated

         On November 13, 2001, QUALCOMM and VeloCom committed to invest $266 million and $80 million, respectively, in Vesper Holding as part of a series of transactions pursuant to a Restructuring Agreement as described in the Form 8-K filed on November 28, 2001. QUALCOMM acquired a controlling interest in Vesper Holding as a result of the investment. On November 29, 2001, QUALCOMM exchanged a convertible promissory note issued by VeloCom to QUALCOMM for equity securities of VeloCom. This exchange (the “VeloCom exchange”) resulted in QUALCOMM having a 49.9% equity interest in VeloCom. The following unaudited pro forma condensed consolidated financial information presents the effects of QUALCOMM’s acquisition of Vesper Holding and the VeloCom exchange. The unaudited pro forma condensed consolidated balance sheet presents the consolidated financial position of QUALCOMM as of September 30, 2001, assuming that the acquisition and the VeloCom exchange had occurred as of that date. Such pro forma information is based upon the historical balance sheet data of QUALCOMM and the combined consolidated balance sheet data of Vesper Holding Companies, referred to in the unaudited pro forma financial information as “Vesper,” as of September 30, 2001. The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2001 gives effect to the acquisition and the VeloCom exchange as if they had occurred on October 1, 2000. The unaudited pro forma condensed consolidated financial information is prepared using the purchase method of accounting. Although the acquisition of Vesper Holding will be accounted for in accordance with the Financial Accounting Standards Board Statement No. 141 (FAS 141), “Business Combinations,” QUALCOMM has not adopted

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FAS 141 in its entirety. Goodwill from previous acquisitions will continue to be amortized until QUALCOMM adopts FAS 141 as of the beginning of its fiscal 2003.

         The unaudited pro forma condensed consolidated financial information is based on the estimates and assumptions set forth in the notes to such information, which is preliminary and has been made solely for purposes of developing such pro forma information. The unaudited pro forma condensed consolidated financial information is not necessarily an indication of the results that would have been achieved had the transaction been consummated as of the dates indicated.

         The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto of QUALCOMM, including the Annual Report on Form 10-K for the year ended September 30, 2001, and the historical financial statements of Vesper Holding Companies and VeloCom Inc. dated as of December 31, 2000 and 1999 and as of September 30, 2001 (unaudited), included herein.

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QUALCOMM Incorporated
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)

	September 30, 2001

	Historical

	QUALCOMM	Vesper	Adjustments		Pro Forma

ASSETS
Current Assets:

Cash and cash equivalents	$1,388,602	$17,529	$(101,470	)(a)	$1,304,661

Marketable securities	894,577	—	—		894,577

Accounts receivable, net	517,557	24,633	—		542,190

Finance receivables, net	10,345	—	—		10,345

Inventories, net	95,863	—	—		95,863

Other current assets	147,814	32,148	(6,658	)(b)	173,304

Total current assets	3,054,758	74,310	(108,128)		3,020,940
Marketable securities	297,333	—	—		297,333

Finance receivables, net	674,391	—	—		674,391

Other investments	245,220	—	53,602	(c)	298,822

Property, plant and equipment, net	431,396	745,642	(392,184	)(d)	784,854

Goodwill, net	585,046	—	—		585,046

Other assets	381,589	98,745	(46,687	)(e)	433,647

Total assets	$5,669,733	$918,697	$(493,397)		$6,095,033

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:

Trade accounts payable	$106,433	$193,553	$(19,244	)(f)	$280,742

Payroll and other benefits related liabilities	117,795	14,025	—		131,820

Vendor financing and loans payable	—	96,541	(79,210	)(g)	17,331

Unearned revenue	184,461	9,705	—		194,166

Other current liabilities	112,300	397	—		112,697

Total current liabilities	520,989	314,221	(98,454)		736,756

Vendor financing and loans payable	—	940,976	(833,707	)(g)	107,269

Unearned revenue	295,005	1,527	—		296,532

Other liabilities	35,437	37,041	(37,041	)(g)		35,437

Total liabilities	851,431	1,293,765	(969,202)		1,175,994

Minority interest in consolidated subsidiaries	5,887	—	100,737		106,624

Stockholders’ Equity:

Preferred stock	—	429,464	(429,464	)(h)	—

Common stock	76	429,465	(429,465	)(h)	76

Paid-in capital	4,791,559	561	(561	)(h)	4,791,559

Retained earnings	244,947	(1,254,592)	1,254,592	(h)	244,947

Accumulated other comprehensive (loss) income	(224,167)	20,034	(20,034	)(h)	(224,167)

Total stockholders’ equity (deficit)	4,812,415	(375,068)	375,068		4,812,415

Total liabilities and stockholders’ equity	$5,669,733	$918,697	$(493,397)		$6,095,033

See accompanying notes to unaudited pro forma condensed consolidated financial information

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QUALCOMM Incorporated
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended September 30, 2001

	Historical

	QUALCOMM	Vesper	Adjustments		Pro Forma

Revenues	$2,679,786	$125,480	$—		$2,805,266

Operating expenses:

Cost of revenues	1,035,103	313,378	(44,702	)(i)	1,303,779

Research and development	414,760	—	—		414,760

Selling, general and administrative	367,155	217,558	(19,330	)(i)	565,383

Amortization of goodwill and intangible assets	255,230	3,387	4,360	(j)	262,977

Asset impairment and related charges	518,026	—	—		518,026

Other	50,825	—	—		50,825

Total operating expenses	2,641,099	534,323	(59,672)		3,115,750

					0

Operating income (loss)	38,687	(408,843)	59,672		(310,484)

Interest expense	(10,235)	(129,065)	88,866	(k)	(50,434)

Investment expense, net	(365,156)	—	243,530	(l)	(121,626)

Other	(167,001)	(339,109)	88,806	(m)	(417,304)

Loss before income taxes and accounting change	(503,705)	(877,017)	480,874		(899,848)

Income tax expense	(104,501)	—	—		(104,501)

Loss before accounting change	(608,206)	(877,017)	480,874		(1,004,349)

Accounting changes, net of tax	(17,937)	—	—		(17,937)

Net loss	$(626,143)	$(877,017)	$480,874		$(1,022,286)

Basic net loss per common share:

Loss before accounting change	$(0.81)				$(1.33)

Accounting change, net of tax	(0.02)				(0.02)

Net loss	$(0.83)				$(1.35)

Diluted net loss per common share:

Loss before accounting change	$(0.81)				$(1.33)

Accounting change, net of tax	(0.02)				(0.02)

Net loss	$(0.83)				$(1.35)

Shares used in per share calculations:

Basic	755,969				755,969

Diluted	755,969				755,969

See accompanying notes to unaudited pro forma condensed consolidated financial information

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QUALCOMM Incorporated

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 — Basis of Presentation

         On November 13, 2001, QUALCOMM and VeloCom committed to invest $266 million and $80 million, respectively, in Vesper Holding as part of a series of transactions pursuant to a Restructuring Agreement as described in the Form 8-K filed on November 28, 2001. QUALCOMM, VeloCom and Bell Canada International (Brazil Telecom I) Limited and Bell Canada International (Megatel) Limited (together referred to as “BCI”) agreed to exchange all of their equity interests in the Vesper Operating Companies for 2,523,674 ordinary shares and 1,155,152 special voting shares of Vesper Holding. In addition, QUALCOMM received 53,752,243 and 908,182 ordinary shares of Vesper Holding for its $266 million investment and for the capitalization of acquisition-related costs paid by QUALCOMM, respectively. As a result of the restructuring, Vesper Holding Companies are wholly-owned subsidiaries of Vesper Holding, and QUALCOMM, VeloCom, and BCI hold direct equity interests in Vesper Holding of approximately 74%, 24% and 2% respectively. As part of the Restructuring, indebtedness payable by the Vesper Operating Companies to QUALCOMM was transferred to Vesper Holding, and, as a result, Vesper Holding was obligated to pay QUALCOMM $108 million as of November 13, 2001.

         On November 29, 2001, QUALCOMM converted a promissory note issued to QUALCOMM by VeloCom into equity securities of VeloCom, increasing its ownership interest in VeloCom to 49.9%. QUALCOMM indirectly owns an additional 12% of Vesper Holding through its ownership interest in VeloCom, such that QUALCOMM’s direct and indirect interests in Vesper Holding total approximately 86%. The preliminary allocation of the purchase price at November 13, 2001 reflects $313 million for property, plant and equipment, $39 million for licenses and $31 million for other intangible assets.

         The preliminary purchase price allocation is based on the estimated fair values of the acquired assets and assumed liabilities. The fair values of the assets have been adjusted downward by approximately $301 million, as the purchase price was less than the fair value of the net assets acquired. QUALCOMM is in the process of finalizing the purchase price allocation and does not anticipate material adjustments to the preliminary purchase price allocation presented.

Note 2 — Pro Forma Adjustments

         QUALCOMM and Vesper Holding Companies do not have material differences in accounting policies, and accordingly, there are no pro forma adjustments related to any such differences.

(a)	Reflects $81 million for QUALCOMM’s portion of cash paid to vendors of Vesper Operating Companies to acquire vendor financing liabilities. Also includes cash paid by QUALCOMM for acquisition-related costs and the elimination of cash advances in transit from QUALCOMM to Vesper Operating Companies reflected on both the QUALCOMM and Vesper balance sheets.

(b)	Reflects the write off of deferred loan fees associated with the vendor financing.

(c)	Reflects the reclassification of the promissory note receivable from VeloCom from other assets to other investments.

(d)	Reflects an adjustment to reduce Vesper Holding Companies’ property, plant and equipment to fair value, as adjusted for the excess of the fair value of the net assets acquired over the purchase price.

(e)	Reflects the reclassification of the promissory note receivable from VeloCom from other assets to other investments and the write off of $10 million in deferred loan fees associated

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with the vendor financing. Also reflects the recording of other intangible assets resulting from the acquisition based on the purchase price allocation described in Note 1.

(f)	Reflects a reduction in related party payables in accordance with the Restructuring Agreement.

(g)	Reflects the reduction of vendor financing liabilities as a result of their acquisition for $135 million in cash and the issuance of warrants to acquire ordinary shares of Vesper Holding. Also includes the elimination of the $108 million note payable to QUALCOMM.

(h)	Reflects the elimination of the combined consolidated Vesper Holding Companies’ equity accounts.

(i)	Reflects the adjustment to depreciation and amortization of property, plant and equipment based on their assigned values. Property, plant and equipment are depreciated over their estimated useful lives of 2 to 18 years as if the restructuring had occurred as of the beginning of the period presented.

(j)	Reflects the adjustment to amortization expense for other intangible assets based on their assigned values. Wireless licenses and other intangible assets are amortized over their useful lives of 18 years and 3 to 18 years, respectively, as if the restructuring had occurred as of the beginning of the period presented.

(k)	Reflects the adjustment to interest expense resulting in the reduction of vendor financing as part of the restructuring.

(l)	Reflects the reversal of $152 million in equity in losses of Vesper Holding Companies recorded by QUALCOMM during fiscal 2001 and the elimination of $9 million in interest income from Vesper Holding Companies. Also includes $189 million in minority interest resulting from the consolidation of Vesper Holding Companies and $89 million in equity losses due to QUALCOMM’s increased ownership in VeloCom.

(m)	Reflects the reclassification of a portion of impairment charges recorded by QUALCOMM during fiscal 2001 related to its promissory note receivable from VeloCom to equity in losses of VeloCom.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUALCOMM Incorporated

Dated: January 28, 2002	By:	/s/ Anthony S. Thornley

Anthony S. Thornley Chief Operating Officer and Chief Financial Officer

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